UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     December 27, 2004
                                                ____________________________

                           Duckwall-ALCO Stores, Inc.
____________________________________________________________________________
             (Exact name of registrant as specified in its charter)

        Kansas                   0-20269                 48-0201080
___________________     _______________________     ________________________
 (State or other           (Commission File             (IRS Employer
  jurisdiction                Number)                Identification No.)
  of incorporation)


401 Cottage, Abilene, KS                                 67410-2832
__________________________________________          ________________________
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code    (785) 263-3350
                                                   _________________________


____________________________________________________________________________
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Section 1  Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On November 23, 2004, Duckwall-ALCO Stores, Inc. (the "Company") announced that its Board of Directors had regretfully accepted the voluntary resignation of Glen Shank as the Company's Chairman of the Board and President.

     On December 27, 2004, the Company entered into a Separation Agreement and Release (the "Agreement") with Mr. Shank, a copy of which is attached hereto as
Exhibit 10.1 and incorporated by reference herein. Pursuant to this Agreement, Mr. Shank's retirement will become effective on the earlier of April 30, 2005, or when a successor has been hired and the transition to that successor is complete. On June 1, 2005, the Company will begin paying Mr. Shank $299,000, less appropriate payroll deductions, in twelve monthly payments. Following Mr. Shank's retirement the Company will continue to provide Mr. Shank and his spouse with the health care insurance coverage that is currently provided to the Company's employees until the earlier of Mr. Shank's death or the date on which he turns sixty-five years of age. In consideration for these payments and benefits, Mr. Shank released the Company from any potential claims he may have against the Company, including any employment related claims.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          See Item 1.01, which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.


Exhibit No.              Description
__________               ___________

10.1                     Separation Agreement and Release, dated
                         December 27, 2004, between Duckwall-ALCO Stores, Inc. and Glen L. Shank


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  (Registrant)
                                           Duckwall-ALCO Stores, Inc.


 Date:  December 28, 2004              By: /s/ Richard A. Mansfield
                                           ________________________________
                                           Name:  Richard A. Mansfield
                                           Title: Vice President - Finance
                                                  Chief Financial Officer


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